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Exhibit 24.1

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ ROBERT R. BENNETT
Name:	Robert R. Bennett
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ EDGAR BRONFMAN, JR.
Name:	Edgar Bronfman, Jr.
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ DONALD R. KEOUGH
Name:	Donald R. Keough
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ MARIE- JOSÉE KRAVIS
Name:	Marie-Josée Kravis
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ JOHN C. MALONE
Name:	John C. Malone
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ H. NORMAN SCHWARZKOPF
Name:	Gen. H. Norman Schwarzkopf
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ ALAN SPOON
Name:	Alan Spoon
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ DIANE VON FURSTENBURG
Name:	Diane Von Furstenburg
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ BARRY DILLER
Name:	Barry Diller
Title:	Chairman of the Board, Chief Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of October, 2003.

/s/ VICTOR KAUFMAN
Name:	Victor Kaufman
Title:	Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ DARA KHOSROWSHAHI
Name:	Dara Khosrowshahi
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of INTERACTIVECORP, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, D.C. ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 (the "Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of Hydrogen Properties, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into Hotwire, Inc., a Delaware corporation ("Hotwire"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 19, 2003, by and among the Company, Merger Sub and Hotwire, hereby constitutes and appoints Dara Khosrowshahi, David Ellen and William Severance his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 24th day of October, 2003.

/s/ WILLIAM SEVERANCE
Name:	William Severance
Title:	Vice President and Controller

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  Exhibit 24.1
POWER OF ATTORNEY For Registration Statement of InterActiveCorp